UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Amendment No. 1

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Act of 1934

Date of Report (Date of earliest event reported)

June 23, 2004

Blue Ridge Real Estate Company

Big Boulder Corporation

(Exact name of registrant as specified in its charter)

                  0-28-44 (Blue Ridge)      24-0854342 (Blue Ridge)

Pennsylvania      0-28-43 (Big Boulder)     24-0822326 (Big Boulder)

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(State of other   (Commission File Number)   (IRS Employer

jurisdiction of                              Identification Number)

incorporation)

P. O. Box 707, Blakeslee, Pennsylvania 18610-0707

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(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (570) 443-8433

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Not applicable

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(Former name or former address, if changed since last report)

     Under a Security Combination Agreement between  Blue Ridge Real Estate Company (Blue Ridge) and Big Boulder  Corporation (Big Boulder) (referred to as the Corporations) and under the by-laws of the Corporations, shares of the Corporations are combined in unit certificates, each certificate representing the same number of shares of each of the Corporations.  Shares of either of the Corporations may be transferred only together with an equal number of shares of the other Corporation.  For this reason, a combined Blue Ridge/Big Boulder Form 8-K/A is being filed.  Except as otherwise indicated, all information applies to both Corporations.

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     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant hereby amends and replaces in its entirety Item 7 of its current Report on Form 8-K dated June 23, 2004, as filed with the Securities and Exchange Commission on June 30, 2004, with the disclosures set forth herein under Item 9.01.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits for Certain Property Acquisitions:

Unaudited Statement of Revenues and Certain Expenses

Unaudited Pro Forma Condensed Statement of Income:

For the Six Months Ended April 30, 2004

Notes to Pro Forma Condensed Financial Statement

Exhibits:

None

Signatures

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Bright-Meyers Coursey Associates

Statement of Revenues and Certain and Expenses

For the six months ended June 30, 2004

Revenues

Base rent	$248,637
Other tenant revenues	12,877

Total revenues	262,514

Certain Expenses

Sweeping	5,469
Trash Removal	445
Landscaping	1,710
Utilities	7,041
Miscellaneous	2,316
Fees & Licensing	25
Other Taxes	100

Total certain expenses	17,106

Revenues in excess of certain expenses	$245,408

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Blue Ridge Real Estate Company and Subsidiaries

And

Big Boulder Corporation and Subsidiaries

Pro Forma Condensed Statements of Income
For the six months ended April 30, 2004

The following unaudited pro forma condensed statement of income is presented as if Blue Ridge Real Estate Co. (the “Company”) had acquired the real estate assets of the Coursey Commons Shopping Center as of November 1, 2003. These financial statements should be read in conjunction with the Company’s historical financial statements and notes thereto as filed on Form 10-K for the year ended October 31, 2003 and on Form 10-Q for the six months ended April 30, 2004. The pro forma condensed statement of income is unaudited and is not necessarily indicative of what the actual results of operations would have been had the Company acquired the properties as of November 1, 2003, nor does it purport to represent the results of operations of the Company for future periods.

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Blue Ridge Real Estate Company

Pro Forma Condensed Statement of Income

For the six months ended April 30, 2004

	Blue Ridge Real Estate Co. Historical (a)	Acquired Property (b)	Pro Forma Adjustments (c)	Pro Forma Combined

Revenues:
Ski operations	$9,618,408			$9,618,408
Real estate management	1,763,517			1,763,517
Summer recreation operations	224,307			224,307
Land resource management	723,475			723,475
Rental income	881,878	$175,009		1,056,887
	13,211,585	175,009		13,386,594
Costs and expenses:
Ski operations	9,376,535			9,376,535
Real estate management	1,515,934			1,515,934
Summer recreation operations	374,236			374,236
Land resource management	228,850			228,850
Rental income	413,928	11,404	$83,368	508,700
General and administration	420,010			420,010
	12,329,493	11,404	83,368	12,424,265
Income from operations	882,092	163,605	(83,368)	962,329

Other income (expense):
Interest and other income	12,031,538			12,031,538
Interest expense	(249,948)		(148,301)	(398,249)
	11,781,590		(148,301)	11,633,289

Income before income taxes	12,663,682	163,605	(231,669)	12,595,618

Provision (benefit) for income taxes:	4,970,499		(27,000)	4,943,499
	4,970,499		(27,000)	4,943,499

Net (loss) income	$7,693,183	$163,605	$(204,669)	$7,652,119

Basic earnings per weighted average combined share	$4.01			$3.99

Diluted earnings per weighted average combined share	$3.96			$3.93

See accompanying notes to financial statement.

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Blue Ridge Real Estate Company.

Notes to Pro Forma Condensed Statement of Income

for the six months ended April 30, 2004

(a)

Reflects the Company’s historical operations for the six months ended April 30, 2004 (unaudited), as previously filed.

(b)

Reflects the expected operations of the acquired property for a four month period.

(c)

Reflects the increase of depreciation, management fees, interest and income taxes relating to the acquired property.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants has duly caused this Amendment to be signed on its behalf by the undersigned thereunto duly authorized.

                                     Blue Ridge Real Estate Company

                                     Big Boulder Corporation

Date: October 6, 2004

                                     By: /s/ Eldon D. Dietterick

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                                         Eldon D. Dietterick

                                         Executive Vice President

                                         and Treasurer

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